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                                                                   EXHIBIT 10.35



               AGREEMENT AND NINTH AMENDMENT TO CREDIT AGREEMENT
                               (January 10, 1997)


         THIS AGREEMENT AND NINTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of January 10, 1997, by and among ALLWASTE, INC. (the "Company"), a Delaware corporation, EACH OF THE FINANCIAL INSTITUTIONS SIGNATORY HERETO (individually, a "Bank" and collectively, the "Banks"), TEXAS COMMERCE BANK NATIONAL ASSOCIATION ("TCB"), a national banking association acting as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent"), and NATIONSBANK OF TEXAS, N.A., a national banking association, as co-agent under the Credit Agreement (as defined hereinafter) (in such capacity, the "Co-Agent").

RECITALS:

         A. The Company, the Agent and the Banks have entered into a Credit Agreement dated as of November 30, 1993 (which such Credit Agreement, as the same may have heretofore been amended, modified, supplemented and restated from time to time, is hereinafter called the "Credit Agreement").

         B. The Company, the Agent, the Co-Agent and the Banks now desire to amend the Credit Agreement in certain respects as provided hereinbelow.

AGREEMENTS:

         NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto do hereby agree as follows:

         1. Definition Added. Section 1.1 of the Credit Agreement is hereby amended by adding thereto a new definition for "Safe Seal Guaranties", which shall be and read as follows:

         "       Safe Seal Guaranties shall mean one or more guaranties
         executed by the Company in favor of third-party creditors of The Safe Seal Company, Inc., a _____________ corporation, guaranteeing Indebtedness of The Safe Seal Company, Inc. in an aggregate amount up to, but not exceeding, at any time (a) $10,000,000 plus (b) the difference of (i) the maximum amount of Indebtedness of the Company which is permitted under Section 6.1(o) hereof and which is not otherwise permitted under any other provision of Section 6.1 hereof (other than Section 6.1(q) hereof) minus (ii) the actual amount of such Indebtedness determined as of such time."

         2. Section 6.1 Amended. Section 6.1 of the Credit Agreement is hereby amended in its entirety to be and read as follows:
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"        6.1  Indebtedness.  Create, incur, suffer or permit to exist, or assume or guarantee, directly or indirectly, or become or remain liable with respect to any Indebtedness, whether direct, indirect, absolute, contingent or otherwise, except the following:

"        (a)     Indebtedness to the Banks and the Agent pursuant hereto;

"        (b)     in addition to and cumulative of any other Indebtedness
permitted in this Section 6, in the case of the Company, only, Unsecured Borrowed Debt (subject to the limitations set forth in Section 6.1 [l] below);

"        (c)     Indebtedness secured by Liens permitted by Section 6.2 hereof;

"        (d)     in addition to and cumulative of any other Indebtedness of the
Company's Subsidiaries permitted in this Section 6, Indebtedness of the Company's Subsidiaries (including guaranties, endorsements, letters of credit for the benefit of third parties and other contingent liabilities) not in excess at any time of ten percent (10%) of the Net Worth of the Company and its Subsidiaries on a consolidated basis as of such time;

"        (e)     current accounts payable and unsecured liabilities, not the result of borrowings, to vendors, suppliers and persons providing services, for expenditures on ordinary trade terms for goods and services normally required by the Company or any of its Subsidiaries in the ordinary course of its business;

"        (f)     agreements of intent to acquire a Person issued by the Company or any of its Subsidiaries in anticipation of acquiring such Person if such acquisition is permitted under the terms and conditions of this Amendment;


"        (g)     the Indebtedness of any Subsidiary of the Company to the
Company or any of the Company's other Subsidiaries or the Company to any of its Subsidiaries, in each case, as permitted in Section 6.7(g) of this Amendment; provided, that, upon the occurrence of a Default and so long as the same shall be continuing, none of such Indebtedness owed by the Company or any other Subsidiary which is also a Guarantor to a Non-Guaranteeing Subsidiary as of such time may be repaid and no new extensions of credit shall be made by any Guarantor to the Company or a Non-Guaranteeing Subsidiary as of such time, unless such Indebtedness was incurred in the normal course of the borrowing Person's business;

"        (h)     guarantees by the Company or any of its Subsidiaries of the
Indebtedness of any of their respective Subsidiaries permitted to be incurred,
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created or existing pursuant to this Section 6.1, provided, that such guarantees are not directly secured by any Liens;

"        (i)     the Subordinated Indebtedness;

"        (j)     current and deferred taxes;

"        (k)     contingent liabilities under surety bonds;

"        (l)     Alternative Facilities Advances, provided, that the
Alternative Facilities Advances do not exceed at any time the Aggregate Unused Commitment as of such time;

"        (m)     in addition to and cumulative of Indebtedness described
elsewhere in this Section 6.1, accrued liabilities related to insurance plans of the Company or any of its Subsidiaries not the result of borrowings;

"        (n)     in addition to and cumulative of Indebtedness described
elsewhere in this Section 6.1, Rate Hedging Obligations arising under Rate Hedging Agreements which have been approved in advance in writing by the Majority Banks in their sole and absolute discretion, provided that the Rate Hedging Agreements which give rise to such Rate Hedging Obligations are entered into solely for the hedging of the Company's ongoing business operations;

"        (o)     in addition to and cumulative of Indebtedness described
elsewhere in this Section 6.1, other Indebtedness (including guaranties, endorsements, the Resource Recovery Letter of Credit, other letters of credit for the benefit of third parties and other contingent liabilities) of the Company not to exceed at any time ten percent (10%) of the Net Worth of the Company and its Subsidiaries determined on a consolidated basis as of such time;

"        (p)     in addition to and cumulative of Indebtedness described
elsewhere in this Section 6.1, Indebtedness of the Company arising in connection with the ARI Guaranty, and

"        (q)     in addition to and cumulative of Indebtedness described
elsewhere in this Section 6.1, Indebtedness of the Company arising in connection with the Safe Seal Guaranties.

"The Company, the Agent, the Co-Agent, the Banks and each Guarantor (by its execution of a Guaranty or a Joinder Agreement) agree that, notwithstanding anything contained in this Section 6.1, in Section 6.7(g) or in any other provision contained in this Amendment which may appear to be to the contrary, any and





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         all Indebtedness of (i) the Company or any of its Subsidiaries from time to time owed to any other Subsidiary of the Company or of (ii) any Subsidiary of the Company from time to time owed to the Company (together with any and all Liens from time to time securing the same as permitted by Section 6.7[g] hereof) is hereby made and at all times hereafter shall be inferior and subordinate in all respects to the Indebtedness from time to time owing to the Agent, the Co-Agent or any Bank pursuant hereto and to any Lien from time to time hereafter securing any of such Indebtedness pursuant to the terms hereof."

         3. Release of Guaranty of AllScaff, Inc. The Agent and the Banks hereby acknowledge and consent to the sale by the Company of the Stock of AllScaff, Inc. ("AllScaff"), a Tennessee corporation, on January 10, 1997 for the consideration of $675,000 to Southern Scaffold, Inc. and, further, the Agent and the Banks do hereby agree that AllScaff is released from its liabilities under the Guaranties effective as of the date of such sale.

         4. Amendment Fee Provisions Amended. Section 2.16 of the Credit Agreement is hereby amended by adding deleting the amount "$1,000" wherever it appears therein and substituting therefor the amount "$3,000." Notwithstanding
Section 2.16 of the Credit Agreement, as amended by this Section, with respect to this Amendment, only, in addition to the amendment fee to be paid by the Company pursuant to Section 2.16 of the Credit Agreement (as amended hereby), the Company shall pay to each Bank simultaneously with the execution and delivery of this Amendment, a facility fee equal to 0.05% times such Bank's Commitment as of the date hereof.

         5. Delivery of Certificates of Existence, Good Standing, Etc. With respect to each Guarantor, the Company hereby agrees to deliver to the Agent, within thirty (30) days after the date hereof, certificates from the appropriate public officials of each of the states where such Guarantor is incorporated and conducts its business as to the continued existence, good standing and authority to do business in those states.

         6. Conditions. No part of this Amendment shall become effective until the Company shall have delivered (or shall have caused to be delivered) to the Agent each of the following, in Proper Form:

         (a) a certificate from the Secretary of State or other appropriate public official of the State of Delaware as to the continued existence and good standing of the Company in the State of Delaware;

         (b) a certificate from the Secretary of State or other appropriate public official of the State of Texas as to the qualification of the Company to do business in the State of Texas;





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         (c)     a certificate from the Office of the Comptroller of the State of Texas as to the good standing of the Company in the State of Texas;

         (d) a legal opinion from the general counsel for the Company and the Current Guarantors acceptable to the Agent in its sole and absolute discretion;

         (e) certificates dated as of the date hereof of the Secretary or any Assistant Secretary of the Company and each of the Guarantors as of the date hereof, and such other documents and information as the Banks may request;

         (f) a Consent, in Proper Form, executed by of all of the Guarantors to the execution and delivery of this Amendment and such other related matters as the Banks may reasonably require;

         (g) a Notice of Entire Agreement and Release of Claims executed by the Company and each of the Guarantors as of the date hereof, and

         (h)     the amendment fee payable to each Bank as provided in Section
                 2.16 of the Credit Agreement.

         7. Representations True; No Default. The Company represents and warrants that the representations and warranties contained in Section 4 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date. The Company hereby certifies that no Default or Event of Default under the Credit Agreement or any of the other Loan Documents has occurred and is continuing as of the date hereof.

         8. Ratification. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect. In the event of any conflict between this Amendment and the Credit Agreement or any of the other Loan Documents (or any earlier modification of any of them), this Amendment shall control. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.

         9. Definitions and References. Terms used herein which are defined in the Credit Agreement or in the other Loan Documents shall have the meanings therein ascribed to them. The term "Credit Agreement" as used in the Credit Agreement, the other Loan Documents or any other instrument, document or writing furnished to the Agent, the Co- Agent or any of the Banks by the Company shall mean the Credit Agreement as hereby amended.

         10. Miscellaneous. This Amendment (a) shall be binding upon and inure to the benefit of the Company, the Banks, the Agent, the Co-Agent and their respective successors, assigns, receivers and trustees (provided, however, that the Company shall not assign its rights





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hereunder without the prior written consent of the Agent); (b) may be modified or amended only by a writing signed by each party; (c) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) together with the other Loan Documents, embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter. The headings herein shall be accorded no significance in interpreting this Amendment.

         IN WITNESS WHEREOF, the Company, the Banks, the Agent and the Co-Agent have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date which first appears hereinabove.

                                         ALLWASTE, INC.,
                                         a Delaware corporation



                                         By: /s/ T. WAYNE WREN
                                            ------------------------------------
                                            T. Wayne Wren, Senior Vice President

ATTEST:

/s/ WILLIAM L. FIEDLER
------------------------------------------
William L. Fiedler, Secretary


Attachments:

Schedule I - Non-guaranteeing Subsidiaries
              and Dormant Subsidiaries





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                                        TEXAS COMMERCE BANK NATIONAL
                                          ASSOCIATION, a national
                                          banking association,
                                          as a Bank and as Agent



                                        By:
                                           ------------------------------------
                                           Richard L. Esdorn
                                           Senior Vice President
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                                        NATIONSBANK OF TEXAS, N.A.,
                                           a national banking association,
                                           as a Bank and as Co-Agent


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------
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                                        BANK OF AMERICA TEXAS, N.A.,
                                          a national banking association



                                        By:
                                           ------------------------------------
                                           Victor N. Tekell, Vice President
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                                        WELLS FARGO BANK (TEXAS),
                                         NATIONAL ASSOCIATION (successor in
                                         interest by merger to First Interstate
                                         Bank of Texas, N.A.), a national
                                         banking association


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------
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                                        THE BANK OF NOVA SCOTIA


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------
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                                        COMERICA BANK - TEXAS,
                                           a Texas banking association


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------
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                                        LTCB TRUST COMPANY, a New York
                                          Trust Company


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------
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                                        ABN AMRO BANK N.V., HOUSTON
                                          AGENCY


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------



                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------